Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE

AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 25, 2015, is among RPM FUNDING CORPORATION, a Delaware corporation (“Seller”), RPM INTERNATIONAL INC., a Delaware corporation (“RPM-Delaware”), as Servicer, FIFTH THIRD BANK (“Fifth Third”), as a Purchaser, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Purchaser and as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”).

RECITALS

1.     Seller, RPM-Delaware, Fifth Third, PNC and Administrative Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.     Seller, RPM-Delaware, Fifth Third, PNC and Administrative Agent desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.   Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed thereto in, or by reference in, the Agreement.

SECTION 2.   Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1     Section 2.6 of the Agreement is hereby replaced in its entirety with the following:

Section 2.6     Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100% or the Aggregate Capital of the Purchasers exceeds the Purchase Limit on any day, Seller shall pay to each of the Purchasers within one (1) Business Day (or if such day is not a Business Day, within two (2) Business Days) its respective Percentage of an amount to be applied to reduce its aggregate Capital outstanding, such that after giving effect so such payment, the aggregate of the Purchaser Interests equals or is less than 100% and the Aggregate Capital of the Purchasers equals or is less than the Purchase Limit.

Amendment No. 1 to A&R RPA (RPM)

2.2     The definition of “Non-Seasonal Period” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Non-Seasonal Period” means the period from and including the Settlement Date occurring in December of each calendar year, to but excluding the Settlement Date occurring in April of the following calendar year.

2.3     The definition of “RPM Credit Agreement” set forth in Exhibit I to the Agreement is hereby amended by replacing the date “June 29, 2012” where it appears therein with the date “December 5, 2014.”

2.4     The definition of “Seasonal Period” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Seasonal Period” means the period from and including the Settlement Date occurring in April of each calendar year, to but excluding the Settlement Date occurring in December of such calendar year.

SECTION 3.   Representations and Warranties. Each of the Seller and RPM-Delaware hereby represents and warrants to the Purchasers and the Administrative Agent as of the date hereof as follows:

(a)     Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)     Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

(c)     No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event exists or shall exist.

SECTION 4.   Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the satisfaction of each of the following conditions precedent:

(a)     receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b)     receipt by the Administrative Agent of such other documents and instruments as the Administrative Agent may reasonably request prior to the date hereof.

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SECTION 5.   Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “the Amended and Restated Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6.   Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7.   CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

SECTION 8.   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE SELLER PARTIES PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 9.     Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 10.     Transaction Document. This Amendment shall constitute a Transaction Document.

SECTION 11.     Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

RPM FUNDING CORPORATION,
as Seller

By:	/s/ Edward W. Moore
Name:	Edward W. Moore
Title:	Secretary

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RPM INTERNATIONAL INC.,
as Servicer

By:	/s/ Edward W. Moore
Name:	Edward W. Moore
Title:	SVP, GC, CCO & Secretary

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FIFTH THIRD BANK,
as a Purchaser

By: /s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Director

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PNC BANK, NATIONAL ASSOCIATION, as a Purchaser and as Administrative Agent

By:	/s/ Mark Falcione
Name: Mark Falcione
Title: Executive Vice President

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